Filed pursuant to Rule 497(a)(1)

File No. 333-149894

Rule 482 AD

TICC Capital Corp.	PRESS RELEASE

8 Sound Shore Drive, Suite 255 Greenwich, CT 06830 (203) 983-5275 http://www.ticc.com	Contact: Patrick Conroy 203-983-5282

FOR IMMEDIATE RELEASE

TICC Capital Corp. Announces Transferable Rights Offering

Hosting Conference Call on May 19, 2008 to Provide Additional Details

Greenwich, CT – 5/16/2008 – TICC Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that its Board of Directors has approved the terms of a transferable rights offering to purchase shares of common stock of the Company (the “Offering”).

The Company will issue transferable rights to subscribe for up to 4,339,226 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on May 23, 2008 (the “Record Date”). Record Date Stockholders will receive one right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every five rights held. The subscription price will not be determined until the expiration of the Offer at 5:00 p.m., New York City time, on June 13, 2008 (the “Expiration Date”). The subscription price for the common shares offered in the Offering will be 88% of the volume-weighted average of the sales prices of the Company’s common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the Expiration Date. The rights will expire on June 13, 2008 at 5:00 p.m., New York City time, unless the Offering is extended. The rights will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR,” and will be eligible for trading on May 21, 2008. Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other stockholders. Any non-record date rights holder who exercises rights is entitled to subscribe for the remaining shares that are not subscribed for by Record Date Stockholders.

Important Dates:
Last Day to Buy Stock and Receive Rights:	May 20, 2008
Shares Trade Ex-Rights:	May 21, 2008
Rights Eligible for Trading:	May 21, 2008
Record Date:	May 23, 2008
Subscription Period:	from May 23, 2008 to June 13, 2008	(1)
Last Day Rights may Be Traded:	June 13, 2008	(1)
Expiration Date:	June 13, 2008	(1)

(1) Unless the Offering is extended.

The Company intends to use the net proceeds from the Offering for origination of loans and investments in accordance with its investment objective, repayment of indebtedness, working capital, and other general corporate purposes.

RBC Capital Markets Corporation has been selected by the Company to act as Dealer Manager for the Offering.

Conference Call/Webcast/Replay

TICC Capital Corp. will host an investment community conference call on May 19, 2008 at 10:00 am ET to provide additional details about the Offering. Slides reviewed in the investor conference call will be available on TICC’s website at http://www.ticc.com prior to the call.

Conference Call:

Dial-in Number:	1-800-860-2442 or +1-412-858-4600 for international callers (no access code required)

Call Replay:	1-877-344-7529 or +1-412-317-0088 for international callers – replay pass code #419753, Replay will be available until July 1, 2008.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company. This information can be found in the Company’s prospectus, a copy of which may be obtained, when available, by contacting the Information Agent, Georgeson Inc. at (800) 491-3132. An investor should carefully read the Company’s prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s prospectus, including the dilutive effect the offering will likely have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of this offering. In addition, shares issued in the Offering are not expected to be entitled to receive the Company’s dividend scheduled to be distributed on June 30, 2008.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of a prospectus, copies of which may be obtained when available from RBC Capital Markets Corporation, Three World Financial Center, 200 Vesey Street, 9th Floor, New York, NY 10281-8098 Attention: Jiho Song (P) 212.428.6679 (F) 212.428.6660

About TICC Capital Corp.

We are a publicly-traded business development company principally engaged in providing capital to small to mid-size technology-related companies. While the structures of our financings vary, we look to invest primarily in the debt and equity of established technology-related businesses. Companies interested in learning more about financing opportunities should contact Barry Osherow, at (203) 661-9572 or visit our website at www.ticc.com.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events.

For further information regarding the offering please contact the Information Agent:

Georgeson Inc.

199 Water Street

New York, NY 10038

(800) 491-3132